Virtus Variable Insurance Trust

Supplement dated June 14, 2019 to the

Summary and Statutory Prospectuses

dated April 30, 2019, as supplemented

Important Notice to Investors

All Series

Under the heading “The Adviser” in each Series’ statutory prospectus, the disclosure describing the manager of managers exemptive order is hereby corrected to reflect the updated version of the order approved by shareholders by replacing the paragraph immediately before the heading “The Subadviser” with the following:

The Trust and VIA have received shareholder approval to rely on an exemptive order from the SEC that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly owned affiliated subadvisers to manage all or a portion of the assets of a Series, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

Virtus Strategic Allocation Series Only

Effective June 4, 2019, the benchmark to which performance of the Series’ non-U.S. portfolio is compared has changed to MSCI ACWI ex USA SMID Cap Index (net). The Series’ equity subadviser believes the MSCI ACWI ex USA SMID Cap Index better reflects the markets and securities in which the Series’ non-U.S. portfolio is invested than its previous non-U.S. benchmark, the MSCI EAFE® Index (net). Accordingly, the Strategic Allocation Linked Benchmark is changed to consist of 45% Russell 1000® Growth Index, 15% MSCI ACWI ex USA SMID Cap Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the Tactical Allocation Fund Linked Benchmark from September 7, 2016 to June 3, 2019 continues to represent an allocation consisting of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index; and performance of the Strategic Allocation Linked Benchmark prior to September 7, 2016 continues to represent an allocation consisting of 60% of the S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Additional Information about the MSCI ACWI ex USA SMID Cap Index

The MSCI ACWI ex USA SMID Cap Index (net) captures mid- and small-cap representation across 22 of 23 Developed Market (DM) countries (excluding the U.S.) and 24 Emerging Markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT/MoM&StratAllocBenchmark (6/2019)